------------------------------------------------------------------------------
Description of art work on cover of report
Catholic Values Investment Trust logo --
Light blue solid circle with letters CVIT printed over it in blue & violet.
-------------------------------------------------------------------------------





                                  Annual Report

                                 From Inception
                                   May 1, 1997
                                     Through
                                December 31,1997







                  Catholic Values Investment Trust Equity Fund

                Table of Contents

  LETTER TO SHAREHOLDERS....................... 1
  MANAGEMENT DISCUSSION........................ 3
  DIVIDEND DISTRIBUTIONS........................4

  CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

    Portfolio of Investments................... 5
    Statement of Assets and Liabilities........ 7
    Statement of Operations.................... 8
    Statement of Changes in Net Assets......... 9
    Financial Highlights...................... 10
    Notes to Financial Statements..............11





                  Catholic Values Investment Trust Equity Fund
                             LETTER TO SHAREHOLDERS

================================================================================

                                                              January, 1998


Dear Shareholders:

     We hope you are as pleased with the Catholic Values Investment Trust Equity Fund (CVIT), which opened on May 1, 1997, as we are. The Fund invests for long-term growth of capital and risk aversion. It pursues this objective by investing in a broadly diversified portfolio of well-established U.S. and, eventually, non-U.S. companies which meet strict financial quality and religious standards. These companies must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church.

     At the moment, all investments are in U.S. securities. As the Fund grows in size, additional international securities may be added resulting in a global fund that should have approximately 70% of its assets in U.S. securities and 30% in international securities. As of December 31, 1997, the Fund return since inception was 19.11% in the Individual share class and 19.31% in the Institutional share class.

     The independent Catholic Advisory Board assures that the Fund's investments are consistent with Catholic values. This is not a simple nor singular responsibility since there are many Catholics with varying viewpoints and there are many Catholic institutions with their own views as well. In addition, there are changing circumstances and varying economic environments in which companies must exist. Thus, this independent Board must exercise great wisdom and caution in reviewing each company and equity to assure that the investment conforms to the objectives.

     The Catholic Advisory Board is now comprised of six independent lay Catholics. Information concerning Catholic issues is obtained by participation in numerous Catholic organizations, the seeking of advice and counsel from various clergy and Vatical sources,the use of a variety of secondary sources, and the open discussion of issues and policies. The board members are:

     Thomas P. Melady,Chairman, Former U.S. Ambassador to the Holy See, Uganda and Burundi, President Emeritus of Sacred Heart University,

     Margaret M. Heckler, Former U.S. Representative from Massachusetts 10th district, former Secretary of Health and Human Services,former Ambassador to Ireland,

     Bowie K. Kuhn, Former Commissioner of Baseball,

     Timothy J. May, Senior Partner, Patton Boggs, L.L.P.,

     Thomas S. Monaghan, President, CEO and Chairman of Domino's Pizza, Inc.,

     William A. Wilson, Former (and first) U.S. Ambassador to the Holy See.

     In addition, the Catholic Advisory Board is most fortunate that His Excellency John Cardinal O'Connor is now its Ecclesiastical Advisor.

     Initially, Wright Investors' Service, the Fund's investment Adviser, selects the equities from its approved list of quality blue chip companies. All companies on this approved list are, in the opinion of Wright, soundly financed with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets. These selections are then reviewed by the Catholic Advisory Board to assure that the equity complies with Catholic teachings of doctrine. When a company is found not to be in compliance with Church core teachings, the investment Adviser is asked not to purchase that stock for the CVIT portfolio or remove it, if warranted.

     The result is continuous dialogue, continuous information input, continuous review, and thus continuous evaluation. Independent thinking and independent information provides input and assures that the Fund adheres to Catholic doctrine while balancing changes in the marketplace, changes in informational input, and changes in value systems. Thus, your Fund combines Catholic values with investment values.

     The Fund has its own website: www.catholicinvestment.com. The site contains information about your fund, including a recent list of portfolio holdings. You may, after following some security protection procedures, also access your account.

                                                      Sincerely,

                                                      /s/ Walter R. Miller,Jr.

                                                       Walter R. Miller, Ph.D.
                                                       Secretary to the
                                                       Catholic Advisory Board



WRIGHT CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
 - INSTITUTIONAL SERVICE SHARES
 - INDIVIDUAL  SHARES
 Growth of $10,000 invested 5/31/97* through 12/31/97

                                                 Total Return
                                                 Since Incept*
Wright Catholic Values Investment Trust              +17.7%
Lipper Growth Funds                                  +13.6%
NYSE                                                 +17.0%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST on 5/31/97 would have grown to $11,770 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

       Date           Wright Catholic Value    Lipper Equity      NYSE
                        Investment Trust       Growth Funds      Index


      05/31/97             $10,000                $10,000        $10,000

      12/31/97             $11,770                $11,362        $11,699


  *: For comparison with other averages, the investment results are shown from the first month-end since the Fund's inception. Actual performance since
  May 1 inception was 19.11% in the Individual share class and 19.31% in the Institutional Service share class. Lipper Growth Funds are an average of 944 growth funds.
  -----------------------------------------------------------------------------

  The comparative investment return of the Catholic Values Investment Trust Equity Fund Institutional Service shares and Individual shares versus the DJIA and the S&P 500 for the third quarter of 1997, the fourth quarter of 1997, the last six months of 1997 and cumulative from fund inception on May 1,1997 to December 31, 1997 is as follows.

  The following plotting points are used for comparison in the total investment return bar chart.

                            3rd Qtr.       4th Qtr.     6 Months   Cumulative

CVIT- Inst Svc Shares        14.33%         1.02%        15.50%       19.31%
CVIT- Individual Shares      14.45%         0.94%        15.53%       19.11%
DJIA                          4.00%        -2.19%         3.98%       14.14%
S&P 500                       7.49%         2.86%        10.55%       22.45%


 The Total Investment Return is the % return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. Past performance is not predictive of future performance.

                  Catholic Values Investment Trust Equity Fund
                              MANAGEMENT DISCUSSION



                                                               January 1998


     The initial year of operation for the Catholic Values Investment Trust Equity Fund was a good one in both absolute and relative terms. The stock market environment from the Fund's inception on May 1, 1997 was generally favorable, with the Dow Jones Industrial Average returning 14% and the S&P 500 Composite returning 22%. In comparison, CVIT had a total return of 19% for the May 1 to December 31 period. For the second half of 1997, CVIT had a 15.5% total investment return, ahead of both the DJIA's 4% return and the S&P 500's 11% return.

     CVIT holdings at year-end 1997 included 52 (U.S.) stocks diversified across 15 industries. CVIT holdings are essentially equally weighted, with the majority of individual stock positions representing about 2% of total portfolio market value. The largest industry concentrations were in construction (14% of total portfolio value), financial (12%), recreation (8%), electronics (7%),diversified (6%) and metal product manufacturers (6%). All of these sectors contributed to CVIT's positive relative performance during 1997's second half. Working against 1997 relative performance were Fund underweightings in health care, oil & gas, food and communications utilities.

     At the end of 1997, the stocks in the CVIT Fund were trading at an average P/E multiple of 17 (times trailing earnings), a considerable discount from the S&P 500's P/E of 23. The outlook for earnings growth over the coming five years for CVIT stocks is projected to be at least as good as for the S&P 500, on the order of 12% per annum. Considering the favorable profit outlook, CVIT's valuations are judged to be comparatively attractive.

     After three straight strong years for stocks, 1998 is shaping up as a year of heightened volatility and more modest returns. The consolidation in U.S. stock prices over the July 1997 to January 1998 period is a start toward correcting some of the excesses that built up in the market during 1995-97. If it extends far enough into 1998, it may allow corporate earnings to catch up with stock prices, bringing P/E multiples down to sustainable levels. As 1998 began, the S&P 500 was priced at 21 times estimated 1998 earnings, a generous P/E by historical standards, and especially so in view of the uncertainties represented by the Asian crisis. For long-term investors, the outlook for high-quality stocks is relatively favorable, given the demographics and the low inflation/high productivity trends heading into the early 21st century.

           Catholic Values Investment Trust Equity Fund
                       DIVIDEND DISTRIBUTIONS



               N.A.V.  Distri-   Distri-                          12 Month     5 Year     10 Year      Cum.
  Period        Per    bution    bution   Shares                  Invstmnt    Invstmnt    Invstmnt    Invstmnt
  Ending       Share   $  P/S   in Shares  Owned      Value        Return      Return      Return      Return
                                                                            (Annualized)(Annualized) (Annualized)
--------------------------------------------------------------------------------------------------------------------------

  CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
------------------------------------------------
  - Institutional Service Shares

  5/1/97     $10.00                       100.00    $1,000.00


  May 97     $10.14                       100.00     1,014.00         -          -            -          1.40%
  Jun.97      10.33                       100.00     1,033.00         -          -            -          3.30%
  Jul.97      11.29                       100.00     1,129.00         -          -            -         12.90%
  Aug.97      11.29                       100.00     1,129.00         -          -            -         12.90%
  Sep.97      11.81                       100.00     1,181.00         -          -            -         18.10%
  Oct.97      11.27                       100.00     1,127.00         -          -            -         12.70%
  Nov.97      11.57                       100.00     1,157.00         -          -            -         15.70%
  Dec.97      11.89    0.040   0.003431   100.34     1,193.08         -          -            -         19.31%


  CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
-----------------------------------------------
  - Individual Shares

  5/1/97     $10.00                       100.00    $1,000.00


  May 97     $10.12                       100.00     1,012.00         -          -            -          1.20%
  Jun.97      10.31                       100.00     1,031.00         -          -            -          3.10%
  Jul.97      11.26                       100.00     1,126.00         -          -            -         12.60%
  Aug.97      11.27                       100.00     1,127.00         -          -            -         12.70%
  Sep.97      11.80                       100.00     1,180.00         -          -            -         18.00%
  Oct.97      11.25                       100.00     1,125.00         -          -            -         12.50%
  Nov.97      11.54                       100.00     1,154.00         -          -            -         15.40%
  Dec.97      11.87    0.040   0.003439   100.34     1,191.08         -          -            -         19.11%


                  Catholic Values Investment Trust Equity Fund
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1997
===============================================================================
       Equity Interests -- 97.6%

                               Shares      Value
                              --------   --------

APPAREL -- 3.7%
Russell Corp...............    6,700  $    177,969
VF Corp....................    4,300       197,531
                                        -----------
                                      $    375,500
                                        -----------


AUTOMOTIVE -- 5.8%
Chrysler Corp..............    5,600  $    197,050
Eaton Corp.................    2,100       187,425
Modine Mfg. Co.............    5,900       201,338
                                        -----------
                                      $    585,813
                                        -----------


CHEMICALS -- 5.3%
Cooper Tire & Rubber.......    8,400  $    204,750
Morton Int'l Inc.-W/I......    1,800        61,875
PPG Industries, Inc........    1,100        62,838
Rohm & Haas Company........    2,100       201,075
                                        -----------
                                      $    530,538
                                        -----------


CONSTRUCTION -- 14.1%
Caterpillar Inc............    3,900  $    189,393
Fleetwood Enterprises, Inc.    5,000       212,188
Jacobs Eng. Group Inc*.....    7,700       195,388
Medusa Corporation.........    4,900       204,881
Oakwood Homes Corp.........    6,300       209,081
Toll Brothers*.............    7,800       208,650
Vulcan Materials Co........    2,000       204,250
                                        -----------
                                      $  1,423,831
                                        -----------


DIVERSIFIED -- 6.1%
Crane Company..............    4,600  $    199,525
General Signal Corp........    4,800       202,500
Lancaster Colony...........    3,700       208,588
                                        -----------
                                      $    610,613
                                        -----------



ELECTRONICS -- 7.3%
Compaq Computer............    3,050  $    172,134
Raytheon Co................    3,600       181,800
Stratus Computer Inc*......    5,200       196,625
Sun Microsystems, Inc*.....    4,800       191,400
                                        -----------
                                      $    741,959
                                        -----------


FINANCIAL -- 12.3%
Ambac Fin'l. Group.........    4,600  $    211,600
A.G. Edwards, Inc..........    5,600       222,600
BB&T Corporation...........    3,200       205,000
First Virginia Banks, Inc..    1,650        85,284
Pacific Century Fin'l. Corp    7,400       183,150
Quick and Reilly Group.....    2,900       124,700
Southtrust Corp............    3,300       209,344
                                        -----------
                                      $  1,241,678
                                        -----------


FOOD -- 2.0%
Universal Foods Corp.......    4,700  $    198,575
                                        -----------


MACHINERY & EQUIPMENT -- 5.2%
Deere & Company............    3,400  $    198,263
Flowserve Corp.............    2,000        55,875
Ingersoll-Rand Co..........    4,750       192,375
Pitney Bowes, Inc..........      900        80,943
                                        -----------
                                      $    527,456
                                        -----------


METAL PRODUCERS -- 2.0%
Carpenter Technology.......    4,100  $    197,056
                                        -----------



METAL PRODUCTS MFRS. -- 5.8%
Kaydon Corp................    5,900  $    192,487
Snap-on Inc................    4,400       191,950
Trinity Industries.........    4,500       200,813
                                        -----------

                                      $    585,250
                                        -----------

PRINTING & PUBLISHING -- 4.5%
American Greetings Corp....    5,300  $    207,363
Banta Corp.................    7,800       210,600
Standard Register..........    1,100        38,225
                                        -----------
                                      $    456,188
                                        -----------


RECREATION -- 7.9%
Brunswick Corp.............    6,700  $    203,094
Kingworld Productions Inc*.    3,500       202,125
Ryans Family Steak Hse*....   21,900       187,519
Wendy's Int'l..............    8,400       202,125
                                        -----------
                                      $    794,863
                                        -----------


RETAILERS -- 1.8%
Lands' End, Inc*...........    5,200  $    182,325
                                        -----------





TRANSPORTATION -- 4.5%
ASA Holdings Inc...........    6,500  $    184,843
Comair Holdings Inc........    8,400       202,650
Illinois Central Corp......    1,800        61,311
                                        -----------
                                      $    448,804
                                        -----------


UTLIITIES -- 3.0%
Century Telephone Enter....    1,900  $     94,644
Nipsco Industries, Inc.....    4,300       212,581
                                        -----------
                                      $    307,225
                                        -----------



MISCELLANEOUS -- 6.3%
Arrow Electronics, Inc*....    5,700  $    184,894
Kelly Services, Inc........    6,900       207,000
Marshall Industries*.......    1,800        54,000
Sierra Health Svcs*........    5,600       188,300
                                        -----------
                                      $    634,194
                                        -----------


TOTAL EQUITY INTERESTS - 97.6%
  (identified cost, $9,264,976)      $   9,841,868

OTHER ASSETS,
  LESS LIABILITIES -- 2.4%.                240,777
                                        -----------


NET ASSETS -- 100%                    $ 10,082,645
                                       ============



* Non-income-producing security.
See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                       STATEMENT OF ASSETS AND LIABILITIES
===============================================================================


                                                                 December 31,
                                                                   1997
-------------------------------------------------------------------------------

ASSETS:
     Investments --
       Identified cost........................................$    9,264,976
       Unrealized appreciation................................       576,892
                                                                ------------

         Total Value (Note 1A)................................$    9,841,868

     Cash.....................................................       215,078
     Dividends receivable.....................................         7,263
     Receivable for Fund shares sold..........................        16,500
     Receivable from Investment Adviser (Note 2)..............        39,900
     Deferred organization expenses (Note 1B).................       131,772
                                                                ------------

         Total Assets.........................................$   10,252,381
                                                                ------------

LIABILITIES:
     Accrued distribution fees................................$        5,209
     Trustee fees payable (Note 2)............................         2,263
     Accrued organization expense.............................       151,500
     Accrued expenses and other liabilities...................        10,764
                                                                 ------------

         Total Liabilities....................................$      169,736
                                                                 ------------

NET ASSETS....................................................$   10,082,645
                                                                ==============
NET ASSETS CONSIST OF:
     Proceeds from sales of shares (including shares issued
     to shareholders in payment of distributions declared),
     less cost of shares reacquired...........................$    9,500,628
     Accumulated undistributed net realized gain on investments
    (computed on the basis of identified cost)................         5,125
     Unrealized appreciation of investments (computed on the
     basis of identified cost)................................       576,892
                                                                 ------------

         Net assets applicable to outstanding shares..........$   10,082,645
                                                                ==============
Computation of net asset value, offering and redemption price per share (Note 7):
     Institutional Service shares:
       Net assets.............................................$    8,685,768
                                                                ==============
       Shares of beneficial interest outstanding..............       730,396
                                                                ==============
       Net asset value, offering price, and redemption price
       per share of beneficial interest.......................$        11.89
                                                                ==============
     Individual shares:
       Net assets.............................................$    1,396,877
                                                                ==============
       Shares of beneficial interest outstanding..............       117,722
                                                                ==============
       Net asset value, offering price, and redemption price
       per share of beneficial interes........................$        11.87
                                                                ==============

See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                             STATEMENT OF OPERATIONS

===============================================================================

                                                             May 1, 1997
                                                        (start of business) to
                                                          December 31, 1997
-------------------------------------------------------------------------------


INVESTMENT INCOME:
         Dividend Income.................................$       41,662
                                                             ------------


     Expenses --
         Investment Adviser fee (Note 2)................. $       20,795
         Administrator fee (Note 2)......................          1,937
         Compensation of Trustees not affiliated with the
          Investment Adviser or Administrator............         14,093
         Custodian fee (Note 1C).........................         40,812
         Registration Costs..............................         12,342
         Distribution expenses - Institutional Service
          shares (Note 3)................................          5,361
         Distribution expenses - Individual
          shares (Note 3)................................          4,757
         Transfer and dividend disbursing agent
          fees - Institutional Service shares............            583
         Transfer and dividend disbursing agent
          fees - Individual shares.......................            942
         Amortization of organization expenses (Note 1B).         19,728
         Legal services..................................          8,073
         Miscellaneous...................................          4,015
                                                              ------------
             Total expenses.............................. $      133,438
                                                              ------------

     Deduct --
         Reduction of Investment Adviser fee (Note 2).....$       20,795
         Reduction of Administrator fee (Note 2)..........         1,937
         Reduction of Distribution fee - Individual
          shares (Note 3).................................         4,257
         Allocation of expenses to Investment
          Adviser (Note 2)................................        54,873
         Reduction of custodian fee (Note 1C).............         7,001
                                                               ------------

              Total deductions............................$       88,863
                                                               ------------

              Net expenses................................$       44,575
                                                               ------------

                Net Investment Loss...................... $       (2,913)
                                                               ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments (identified
      cost basis)........................................ $        41,503
     Unrealized appreciation of investments..............         576,892
                                                               ------------

     Net realized and unrealized gain on investments..... $       618,395
                                                               ------------

         Net increase in net assets from operations...... $       615,482
                                                              ==============


See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                       STATEMENT OF CHANGES IN NET ASSETS
===============================================================================

                                                           May 1, 1997
                                                    (start of business) to
                                                         December 31, 1997
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment loss.................................$       (2,913)
     Net realized gain on investments....................        41,503
     Unrealized appreciation of investments..............       576,892
                                                            ------------
       Increase in net assets from operations............$      615,482
                                                            ------------

   Distributions to shareholders from net realized gain
    on investments:
     Institutional Service class.........................$      (29,065)
     Individual class....................................        (4,400)
                                                             ------------
       Total distributions to shareholders.............. $      (33,465)
                                                             ------------

   Fund share transactions -- Institutional Service class:
       Proceeds from shares sold.........................$    8,133,814
       Issued to shareholders in payment of
        distributions declared...........................        23,903
       Cost of shares reacquired.........................        (9,357)
                                                             ------------
         Net increase in net assets from Fund share
          transactions - Institutional Service class.....$    8,148,360
                                                             ------------

     Individual class:
       Proceeds from shares sold.........................$    1,266,585
       Issued to shareholders in payment of
        distributions declared...........................         4,133
       Cost of shares reacquired.........................       (18,450)
                                                             ------------

         Net increase in net assets from Fund share
           transactions - Individual class...............$    1,252,268
                                                             ------------

         Total net increase from Fund share
           transactions (Note 4).........................     9,400,628
                                                             ------------

              Net increase in net assets.................$    9,982,645

NET ASSETS:

     At beginning of period..............................       100,000
                                                              ----------

     At end of period....................................$   10,082,645
                                                           ==============


See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
===============================================================================



                                                         From May 1, 1997 (start of business) to
                                                                     December 31, 1997
                                               ----------------------------------------------------------
FINANCIAL HIGHLIGHTS                             Institutional Service Shares        Individual Shares
-----------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........                  $ 10.000                  $  10.000
                                                               --------                  --------
Income (Loss) from Investment Operations:
     Net investment loss*...................                  $ (0.000)+                $  (0.024)
     Net realized and unrealized gain
       on investments.......................                     1.930                      1.934
                                                                --------                  --------

         Total income
           from investment operations.......                  $  1.930                  $   1.910

     Less distributions from net realized gain
       on investments.......................                    (0.040)                    (0.040)
                                                               --------                   --------

Net asset value, end of period..............                  $ 11.890                  $  11.870
                                                              =========                  =========
Total Return (1)............................                    19.31%                     19.11%
Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)                  $  8,686                  $   1,397
     Ratio of expenses to average net assets*                    1.73%(3)(4)                2.24%(3)(4)
     Ratio of net investment loss to
       average net assets...................                    (0.01%)(3)                 (0.44%)(3)
     Portfolio turnover rate................                        14%                       14%
     Average commission rate paid (2) ......                  $   0.072                 $   0.072

 * During the period, the Investment Adviser, the Administrator and the Principal Underwriter waived all or a portion of their fees and the Investment Adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                     Institutional Service Shares    Individual Shares

Net investment loss per share...............                  $ (0.047)                 $  (0.212)
                                                              =========                 =========
Annualized Ratios (As a percentage of average net assets):
     Expenses ..............................                     4.50%(3)                   5.69%(3)
     Net investment loss....................                    (2.78%)(3)                 (3.89%)(3)

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
(3) Annualized.
(4) Custodian fees were reduced by credits resulting from cash balances the Fund maintained with the Custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credit. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.48% and 1.99% for the Institutional Service and Individual shares, respectively.
(+) Amount represents less than ($0.001) per share.

See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                          NOTES TO FINANCIAL STATEMENTS
===============================================================================



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Catholic Values Investment Trust Equity Fund (the Fund) (one of the series of the Catholic Values Investment Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The Fund seeks long-term growth of capital and reasonable current income through investments in a broadly diversified portfolio consisting primarily of equity securities of high-quality, well-established companies which meet strict quality and religious standards. The companies in which the Fund may invest must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Fixed income and equity securities for which market quotations are unavailable, restricted securities, and other assets are valued at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.

     B. Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years beginning on the date the Fund commenced operations.

     C. Expense Reduction - The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     D. Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     E. Distributions - The Fund requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes, be classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

         During the year ended December 31, 1997, $2,913 was reclassified from net investment loss to accumulated undistributed net realized gain on investments due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes.

     F. Multiple Classes of Shares of Beneficial Interest - The Fund offers an individual share class and an institutional service share class. The Fund may also offer an institutional share class, although such class is not currently being offered. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

     G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

     H. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has engaged Wright Investors' Services (Wright), a wholly owned subsidiary of The Winthrop Corporation (Winthrop) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the period from the start of business, May 1, 1997 to December 31, 1997, the effective annual rate was 0.74%. To enhance the net income of the Fund, Wright made a reduction of its investment adviser fee by $20,795. The Fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the Fund and is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the period from the start of business, May 1, 1997 to December 31, 1997, the effective annual rate was 0.07%. Eaton Vance made a waiver of its fee of $1,937. Certain of the Trustees and officers of the Fund are Trustees or officers of the above organizations. Except as to Trustees of the Fund who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Fund out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a wholly-owned subsidiary of Winthrop, an annual rate up to 0.75% per annum of the Fund's average net assets attributable to the Individual shares and up to 0.25% per annum of the Fund's average net assets attributable to the Institutional Service shares. To enhance the net income of the Fund, the Principal Underwriter made a reduction of its fee for the period from the start of business, May 1, 1997 to December 31, 1997, of $4,257 for Individual shares.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of any of the classes of shares. The amount of service fee payable under the Service Plan with respect to each class of shares of the Fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the period from the start of business May 1, 1997 to December 31, 1997, the Fund neither accrued nor paid any service fees.


(4)   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                    For the Period from the Start of Business,
                                                         May 1, 1997 to December 31, 1997
---------------------------------------------------------------------------------------------------------------
                                        INSTITUTIONAL SERVICE SHARES                INDIVIDUAL SHARES
                                            Shares         Amount                Shares         Amount
---------------------------------------------------------------------------------------------------------------

Sold....................................  719,002       $8,133,814             118,987        $1,266,585
Reinvested..............................    2,050           23,903                 355             4,133
Reacquired..............................     (656)          (9,357)             (1,620)          (18,450)
                                           -------       ----------             -------        ----------

Net increase............................  720,396       $8,148,360             117,722        $1,252,268
                                          ========       ==========            ========        ==========

(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations for the period from the start of business, May 1, 1997 to December 31, 1997, were $9,851,410 and $627,937, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in the value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:

     Aggregate cost............................$    9,264,976
                                                   ============
     Gross unrealized appreciation.............$      727,999
     Gross unrealized depreciation.............      (151,107)
                                                   ------------

     Net unrealized appreciation...............$      576,892
                                                  =============


(7)  CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Individual shares made within one year of purchase. The CDSC is based on the lower of the net asset value at the date of purchase or the date of sale of the redeemed shares and is paid to WISDI. No charge is made on shares acquired through the reinvestment of distributions. Additionally, no CDSC is charged on shares sold to Wright or its affiliates or to their respective employees.


(8)  LINE OF CREDIT

     The Fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Fund did not have significant borrowings or allocated fees during the period ended December 31,1997.

                  Catholic Values Investment Trust Equity Fund
                          INDEPENDENT AUDITORS' REPORT
===============================================================================



To the Trustees and Shareholders of
Catholic Values Investment Trust Equity Fund


We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Catholic Values Investment Trust Equity Fund as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, May 1, 1997, to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Catholic Values Investment Trust Equity Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the period from the start of business, May 1, 1997, to December 31, 1997 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 30, 1998

ANNUAL REPORT

CATHOLIC ADVISORY BOARD
Thomas P. Melady, Chairman
Margaret M. Heckler
Bowie K. Kuhn
Timothy J. May
Thomas S. Monaghan
William A. Wilson

ECCLESTIASTICAL ADVISOR
His Excellency John Cardinal O`Connor

INVESTMENT ADVISER
Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

PRINCIPAL UNDERWRITER
Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AND DIVIDEND DISBURSING AGENT
First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 5156
Westborough, Massachusetts 01581-9698

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts 02110


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.